Exhibit 10.3

NO.:

Labor Contract

(For full-time employment)

Name of Party A: Anhui Xinxu New Materials Co., LTD

Category: _______________________________________________________

Address:	No.2188, Nanci First Road, Anhui Xinwu Economic Development Zone, Wan Zhi District, Wuhu City, Anhui Province

Legal Representative (Principal Responsible Person): Jinchun Cheng

Name of Party B: ___________________ Gender: ______________________

ID card No.: _____________________________________________________

Address: ________________________________________________________

Contact number: __________________________________________________

Form of Wuhu City Human Resources and Social Security Bureau

(The labor contract should be deposited in the laborer’s personal file, do not copy)

In accordance with the Labor Law of the People’s Republic of China and the Labor Contract Law of the People’s Republic of China and other relevant laws and regulations, party A and Party B voluntarily enter into this labor contract through equal negotiation.

Expiration date

Article 1

The term of this contract should adopt _______ of the following methods:

(1) Fixed term. The contract shall be effective on Day______ Month______Year_______, and terminate on Day_____Month______Year______ ; including probation period months, until Day______Month______Year______.

(2) No fixed term. The contract shall come into force from Day______Month______Year______ , and terminate upon the termination stipulated in Article 13 of this Contract; the probation period is from Day_______Month______Year_______, until Day_______ Month______ Year_______ .

(3) The completion work of______________________ as the deadline. The contract shall take effect from Day______Month ___________Year________and terminate at the completion of the task, the mark of completion is_______________________.

Work content and work time

Article 2

Party A shall, according to the needs of production (work), arrange Party B to work as___________(position) at in_______________department. Party B shall complete the specified quantity, quality indicators and work tasks in accordance with party A’s production (work) tasks and responsibility system requirements for the position.

Party A shall implement the relevant national and provincial and municipal policies and laws and establish and improve labor rules and regulations according to law; Party B shall consciously abide by labor discipline and all rules and regulations formulated by Party A and publicized to employees.

Party A shall conscientiously implement relevant national and provincial regulations on working hours, rest and leave; arrange Party B to work overtime and pay Party B according to law.

Work protect and work condition

Article 3

Party a shall strictly implement the national and provincial relevant worker labor safety, labor protection, occupational health regulations, to party b business technology, safety and health aspects of basic knowledge education, provide party b with the provisions of the state and necessary labor protection articles, protect the safety and health of party b. Party A shall truthfully inform Party B of the occupational diseases and other hazards and their consequences, occupational-disease-prevention measures and treatment that may occur during the work.

Work salary

Article 4

Party A shall pay Party B labor remuneration in currency every month, and the amount shall not be lower than the minimum wage standard where the employer is located. Among them, the probation period of the monthly salary is                   Yuan; after the probation period, the monthly salary standard is                         Yuan (if there is a special written agreement, its agreement shall prevail). Party B’s bonus, performance pay and allowance shall be implemented according to the internal wage distribution system formulated by Party A according to law.

(Note: For unclear agreement on wages and treatment, both parties may renegotiate; if the negotiation fails, the collective contract shall apply; without collective contract or labor remuneration, equal pay for equal work shall be applied.）

Society insurance and material benefits treatment

Article 5

During the contract period, Party A and Party B shall pay social insurance and housing accumulation fund according to law, and other welfare benefits shall be implemented in accordance with the relevant provisions of the national, provincial, municipal or collective contract of the unit.

Change condition

Article 6

(1) Both parties may change the contents of the labor contract upon consensus through consultation. The modification of the labor contract shall be in writing, and each party shall hold one copy of the alteration of the labor contract.

(2) Party A’s change of name, legal representative, principal person in charge or investor shall not affect the performance of the labor contract.

(3) The original labor contract shall continue to be valid in case of any merger or division of Party A. The labor contract shall continue to be performed by the employer that inherits its rights and obligations.

Suspension condition

Article 7

The performance of the labor contract shall be suspended under any of the following circumstances:

(1) Party A and Party B agree through consultation;

(2) Party B is restricted in its personal freedom according to law;

(3) The labor contract cannot be performed temporarily due to force majeure;

(4) Other circumstances as prescribed by laws and regulations.

If the circumstances of suspension of performance disappear and the conditions for performance still meet, the labor contract shall continue to be performed; except as otherwise provided by laws and regulations.

Dissolving condition

Article 8

Both parties may terminate the labor contract upon mutual agreement through consultation.

Article 9

Party B may terminate the labor contract by giving a written notice to Party A 30 days in advance (notify Party A three days in advance during the probation period).

Article 10

Party B may terminate the labor contract if Party A has any of the following circumstances:

(1) Failing to provide Labour protection or working conditions as agreed upon in the Labour contract;

(2) Failing to pay labor remuneration in full and on time;

(3) Failing to pay the social insurance premiums for Party B according to law;

(4) Party A’s rules and regulations violate the provisions of laws and regulations and damage the rights and interests of Party B;

(5) Causes Party B to conclude or change the labor contract against its true intention by means of fraud or coercion or by taking advantage of others’ danger, thus making the labor contract invalid;

(6) Other circumstances under which Party B may terminate the labor contract as stipulated by laws and administrative regulations.

If Party A forces Party B to work by means of violence, threat or illegal restriction of personal freedom, or Party A illegally commands or forces risks to endanger Party B’s personal safety, Party B may immediately terminate the labor contract without informing Party A in advance.

Article 11

In any of the following circumstances, Party A may terminate the labor contract without paying the economic compensation

(1) It is proved to be unqualified for employment during the probation period;

(2) Seriously violating the rules and regulations formulated by Party A according to law;

(3) Serious dereliction of duty or graft, causing significant damage to Party A;

(4) Establishing labor relations with other employing units at the same time, which causes serious impact on the completion of the work tasks of the unit, or refuses to correct it upon party A’s request;

(5) If Party A enters into or changes the labor contract against its true intention by means of fraud or coercion or by taking advantage of others’ danger, thus making the labor contract invalid;

(6) Being investigated for criminal responsibility according to law.

Article 12

Under any of the following circumstances, Party A may terminate the labor contract after giving a written notice to Party B 30 days in advance or paying Party B an additional month’s salary:

(1) Party B is unable to do the original work or other work assigned by the prescribed medical treatment period by Party A after illness or non-work-related injury;

(2) Party B is incompetent for the job and is still not competent after training or post adjustment;

(3) The objective conditions based on which the labor contract is concluded change significantly, so that the labor contract cannot be performed, and both parties fail to reach an agreement on the change of the contents of the labor contract through negotiation.

In accordance with Article 8 (first proposed by Party A), Article 10 and Article 12 above, Party A shall pay economic compensation to Party B according to relevant laws and regulations when terminating the labor contract.

Termination condition

Article 13

The labor contract shall be terminated under any of the following circumstances:

(1) where the labor contract has expired;

(2) Party B begins to enjoy the basic old-age insurance benefits according to law;

(3) Party A is declared bankrupt according to law;

(4) Party A’s business license is revoked, ordered to close or cancel, or Party A decides to dissolve in advance;

(5) other circumstances as prescribed by laws and administrative regulations.

Among them, unless Party A maintains or improves the conditions agreed in the labor contract and Party B does not agree to renew the labor contract, if the labor contract is terminated in accordance with the circumstances of Item (1), (3) and (4) above, Party A shall pay economic compensation to Party B in accordance with relevant laws and regulations.

When the labor contract expires, under any of the circumstances stipulated in Article 14 of this contract, the labor contract shall be extended to terminate when the corresponding circumstances disappear. However, the termination of the labor contract for the laborer who loses or partially loses the ability to work as stipulated in Item (2) Article 14 of this contract shall be implemented in accordance with the relevant national provisions on industrial injury insurance.

Special protection

Article 14

In any of the following circumstances, Party A shall not terminate the labor contract in accordance with Article 12 hereof:

(1) The laborers engaged in the occupational-disease-inductive operation fail to undergo the pre-departure occupational health examination, or the suspected occupational-disease patient is during the diagnosis or medical observation;

(2) It is confirmed to have lost or partially lost the ability to work due to occupational diseases or work-related injury in the unit;

(3) Within the prescribed period of medical treatment due to illness or non-work-related injury;

(4) Female workers are during pregnancy, childbirth or lactation;

(5) Working in the unit for 15 years and less than five years from the legal retirement age;

(6) Other circumstances as prescribed by laws and administrative regulations.

Other matters agreed by both parties

Article 15

Party A and Party B agree on the principles of legality, fairness, equality, voluntary, consensus through consultation and good faith that:

(Note: 1. Party B shall not be liable for penalty unless Party A provides professional or technical training for Party B, or non-competition terms agreed by both parties in accordance with the law; 2. The signature shall be signed on the other page in this column.）

Dispute resolutions

Article 16

Any dispute arising from the performance of this Contract shall be settled by both parties through negotiation. If the negotiation fails, the parties may apply for mediation and arbitration according to law, but disputes, complaints and reports involving the scope of housing accumulation fund shall be handled by the housing accumulation fund management agency.

Other items

Article 17

Matters not covered herein shall be handled in accordance with relevant national and provincial regulations; During the contract period, if the terms of this contract are inconsistent with relevant national, provincial and municipal regulations, the new regulations shall apply.

Signature and records	Party A (the company’s official seal) Legal representative (principal responsible person) Signature and seal of_______________ Date:	Party B (signature) (Party B has carefully read the terms of the contract and hereby fully agrees to the provisions) Date:

Renewal period:

Signature and records	Party A (the company’s official seal) Legal representative (principal responsible person) Signature and seal of _______________ Date:	Party B (signature) (Party B has carefully read the terms of the contract and hereby fully agrees to the provisions) Date:

Renewal period:

Signature and records	Party A (the company’s official seal) Legal representative (principal responsible person) Signature and seal of ____________ Date:	Party B (signature) (Party B has carefully read the terms of the contract and hereby fully agrees to the provisions) Date:

Note:	This contract is made in duplicate, with each party holding one copy and keeping it properly. It is the basis for laborer and enterprise to establish labor relationship, deal with labor record, deal with labor dispute, renew contract or deal with social insurance and flow transfer formalities.